UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 20, 2007
ALTRA HOLDINGS, INC.
ALTRA INDUSTRIAL MOTION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33209	61-1478870
Delaware	333-124944	30-0283143

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14 Hayward Street, Quincy, Massachusetts	02171

(Address of principal executive offices)	(Zip Code)
(617) 328-3300
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 20, 2007, Altra Holdings, Inc., a Delaware Corporation, and Altra Industrial Motion, Inc., a Delaware corporation (collectively, the “Companies”), accepted the voluntary resignations of Jean-Pierre L. Conte, Richard D. Paterson and Darren J. Gold (the “Genstar Resignations”) from the board of directors of each of the Companies (collectively, the “Boards”). In connection with such resignations, the Board of Altra Holdings appointed Edmund M. Carpenter to fill the vacancy on the Audit Committee and appointed Larry McPherson to fill the vacancy on the Compensation Committee. The vacancy on the Corporate Governance and Nominating Committee was not filled, as the size of that committee was reduced to two members.
On July 20, 2007, to fill one of the vacancies on the Boards created by the Genstar Resignations, the Boards appointed Mr. Carl R. Christenson, President and Chief Operating Officer of each of the Companies, as a director to serve on each of the Boards. The Corporate Governance and Nominating Committee of Altra Holdings is in the process of identifying other potential independent director candidates to fill the two other vacancies created by the Genstar Resignations.
On July 20, 2007, the Compensation Committee, upon consultation with Hay Group, an independent outside consultant, approved a grant to each of James H. Woodward and Edmund M. Carpenter, two of our independent, non-employee directors (the “Outside Directors”) of 3,326 shares of restricted common stock of Altra Holdings (having a current market value of $60,000 based on the average of the high and low sale price of common stock of Altra Holdings as reported on the Nasdaq Global Market on July 20, 2007). The grants will vest on March 14, 2008, the anniversary of the Outside Directors’ initial appointment to the Boards. For 2007, each of our Outside Directors will receive an annual retainer fee of $60,000, payable in equal quarterly installments. In addition, the Chairman of the Audit Committee will receive a fee of $8,000, the Chairman of the Compensation Committee will receive a fee of $5,000, and the Chairman of the Nominating and Corporate Governance Committee will receive a fee of $5,000 for their services in 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altra Holdings, Inc.
By:	/s/ Michael L. Hurt
	Name:	Michael L. Hurt
	Title:	Chief Executive Officer

Date: July 24, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altra Industrial Motion, Inc.
By:	/s/ Michael L. Hurt
	Name:	Michael L. Hurt
	Title:	Chief Executive Officer

Date: July 24, 2007